                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOWN ALL PERSONS BY THESE PRESENTS, that each of F.N.B. Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints each of Peter Mortensen, Gary Tice and John D. Waters, its, his and her true and lawful attorney with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement of F.N.B. Corporation on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of up to 16.5 million shares of common stock, par value $.01 per share, of F.N.B. Corporation, to be issued in exchange for shares of common stock of Promistar Financial Corporation, upon consummation of the proposed merger of Promistar Financial Corporation with and into F.N.B. Corporation, and any and all documents in support thereof or supplements thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations or requirements as may be applicable; and each of F.N.B. Corporation and said Officers and Directors hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as F.N.B. Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of F.N.B. Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

         IN WITNESS WHEREOF, F.N.B. Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below. This Power of Attorney may be executed in counterparts which, when taken together, constitute a single original thereof.

                                     F.N.B. CORPORATION


                                 By:  /s/ Gary L. Tice
                                    --------------------------------------------
                                      Gary L. Tice
                                      President, Chief Executive Officer and
                                      Chief Operating Officer

                                 Dated: July 12, 2001


/s/ Peter Mortensen                  Chairman of the Board and Director         July 12, 2001
-------------------------------
Peter Mortensen


/s/ Gary L. Tice                     President, Chief Executive Officer,        July 12, 2001
-------------------------------      Chief Operating Officer and Director
Gary L. Tice                         (principal executive officer)


/s/ Stephen J. Gurgovits             Vice Chairman and Director                 July 12, 2001
-------------------------------
Stephen J. Gurgovits


/s/ John D. Waters                   Vice President and Chief Financial         July 12, 2001
-------------------------------      Officer (principal accounting officer)
John D. Waters


W. Richard Blackwood                 Director                                   July 12, 2001
-------------------------------
W. Richard Blackwood



                                     Director
-------------------------------
Alan C. Bomstein


/s/ William B. Campbell              Director                                   July 12, 2001
-------------------------------
William B. Campbell


/s/ Charles T. Cricks                Director                                   July 12, 2001
-------------------------------
Charles T. Cricks


/s/ Henry M. Ekker                   Director                                   July 12, 2001
-------------------------------
Henry M. Ekker, Esq.


/s/ James S. Lindsay                 Director                                   July 12, 2001
-------------------------------
James S. Lindsay

/s/ Paul P. Lynch                    Director                                   July 12, 2001
-------------------------------
Paul P. Lynch


/s/ Edward J. Mace                   Director                                   July 12, 2001
-------------------------------
Edward J. Mace


/s/ Robert S. Moss                   Director                                   July 12, 2001
-------------------------------
Robert S. Moss


/s/ William A. Quinn                 Director                                   July 12, 2001
-------------------------------
William A. Quinn


/s/ William J. Strimbu               Director                                   July 12, 2001
-------------------------------
William J. Strimbu


/s/ Archie O. Wallace                Director                                   July 12, 2001
-------------------------------
Archie O. Wallace


/s/ James T. Weller                  Director                                   July 12, 2001
-------------------------------
James T. Weller


/s/ Eric J. Werner                   Director                                   July 12, 2001
-------------------------------
Eric J. Werner, Esq.


/s/ Robert B. Wiley                  Director                                   July 12, 2001
-------------------------------
Robert B. Wiley


/s/ Donna C. Winner                  Director                                   July 12, 2001
-------------------------------
Donna C. Winner